Exhibit 24

POWER OF ATTORNEY

     I, the undersigned, hereby constitute and appoint John D. Finnegan, Henry G. Gulick and Douglas A. Nordstrom, and each of them, with full power to act without the others, as my true and lawful attorney-in-fact and agent, in my name, place and stead to execute on my behalf, as a director of The Chubb Corporation (the “Company”), the Registration Statement of the Company on Form S-8 (the “Registration Statement”) for the registration of shares of the Company’s common stock, par value $1.00 per share (“Common Stock”), in connection with The Chubb Corporation Long-Term Stock Incentive Plan (2004) and The Chubb Corporation Long-Term Stock Incentive Plan For Non-Employee Directors (2004), and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the “SEC”) pursuant to the Securities Act of 1933 (the “Act”), and any and all other instruments which any of said attorneys-in-fact and agents deems necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, the securities or Blue Sky laws of any State or other governmental subdivision, and the rules and regulation of the New York Stock Exchange giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as I might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that my said attorneys-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

July 2, 2004	/s/ James I. Cash, Jr.

Date	James I. Cash, Jr.

POWER OF ATTORNEY

     I, the undersigned, hereby constitute and appoint John D. Finnegan, Henry G. Gulick and Douglas A. Nordstrom, and each of them, with full power to act without the others, as my true and lawful attorney-in-fact and agent, in my name, place and stead to execute on my behalf, as a director of The Chubb Corporation (the “Company”), the Registration Statement of the Company on Form S-8 (the “Registration Statement”) for the registration of shares of the Company’s common stock, par value $1.00 per share (“Common Stock”), in connection with The Chubb Corporation Long-Term Stock Incentive Plan (2004) and The Chubb Corporation Long-Term Stock Incentive Plan For Non-Employee Directors (2004), and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the “SEC”) pursuant to the Securities Act of 1933 (the “Act”), and any and all other instruments which any of said attorneys-in-fact and agents deems necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, the securities or Blue Sky laws of any State or other governmental subdivision, and the rules and regulation of the New York Stock Exchange giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as I might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that my said attorneys-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

July 2, 2004	/s/ Joel J. Cohen

Date	Joel J. Cohen

POWER OF ATTORNEY

     I, the undersigned, hereby constitute and appoint John D. Finnegan, Henry G. Gulick and Douglas A. Nordstrom, and each of them, with full power to act without the others, as my true and lawful attorney-in-fact and agent, in my name, place and stead to execute on my behalf, as a director of The Chubb Corporation (the “Company”), the Registration Statement of the Company on Form S-8 (the “Registration Statement”) for the registration of shares of the Company’s common stock, par value $1.00 per share (“Common Stock”), in connection with The Chubb Corporation Long-Term Stock Incentive Plan (2004) and The Chubb Corporation Long-Term Stock Incentive Plan For Non-Employee Directors (2004), and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the “SEC”) pursuant to the Securities Act of 1933 (the “Act”), and any and all other instruments which any of said attorneys-in-fact and agents deems necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, the securities or Blue Sky laws of any State or other governmental subdivision, and the rules and regulation of the New York Stock Exchange giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as I might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that my said attorneys-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

July 2, 2004 Date	/s/ James M. Cornelius James M. Cornelius

POWER OF ATTORNEY

     I, the undersigned, hereby constitute and appoint John D. Finnegan, Henry G. Gulick and Douglas A. Nordstrom, and each of them, with full power to act without the others, as my true and lawful attorney-in-fact and agent, in my name, place and stead to execute on my behalf, as a director of The Chubb Corporation (the “Company”), the Registration Statement of the Company on Form S-8 (the “Registration Statement”) for the registration of shares of the Company’s common stock, par value $1.00 per share (“Common Stock”), in connection with The Chubb Corporation Long-Term Stock Incentive Plan (2004) and The Chubb Corporation Long-Term Stock Incentive Plan For Non-Employee Directors (2004), and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the “SEC”) pursuant to the Securities Act of 1933 (the “Act”), and any and all other instruments which any of said attorneys-in-fact and agents deems necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, the securities or Blue Sky laws of any State or other governmental subdivision, and the rules and regulation of the New York Stock Exchange giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as I might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that my said attorneys-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

July 2, 2004 Date	/s/ David H. Hoag David H. Hoag

POWER OF ATTORNEY

     I, the undersigned, hereby constitute and appoint John D. Finnegan, Henry G. Gulick and Douglas A. Nordstrom, and each of them, with full power to act without the others, as my true and lawful attorney-in-fact and agent, in my name, place and stead to execute on my behalf, as a director of The Chubb Corporation (the “Company”), the Registration Statement of the Company on Form S-8 (the “Registration Statement”) for the registration of shares of the Company’s common stock, par value $1.00 per share (“Common Stock”), in connection with The Chubb Corporation Long-Term Stock Incentive Plan (2004) and The Chubb Corporation Long-Term Stock Incentive Plan For Non-Employee Directors (2004), and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the “SEC”) pursuant to the Securities Act of 1933 (the “Act”), and any and all other instruments which any of said attorneys-in-fact and agents deems necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, the securities or Blue Sky laws of any State or other governmental subdivision, and the rules and regulation of the New York Stock Exchange giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as I might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that my said attorneys-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

July 2, 2004 Date	/s/ Klaus J. Mangold Klaus J. Mangold

POWER OF ATTORNEY

     I, the undersigned, hereby constitute and appoint John D. Finnegan, Henry G. Gulick and Douglas A. Nordstrom, and each of them, with full power to act without the others, as my true and lawful attorney-in-fact and agent, in my name, place and stead to execute on my behalf, as a director of The Chubb Corporation (the “Company”), the Registration Statement of the Company on Form S-8 (the “Registration Statement”) for the registration of shares of the Company’s common stock, par value $1.00 per share (“Common Stock”), in connection with The Chubb Corporation Long-Term Stock Incentive Plan (2004) and The Chubb Corporation Long-Term Stock Incentive Plan For Non-Employee Directors (2004), and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the “SEC”) pursuant to the Securities Act of 1933 (the “Act”), and any and all other instruments which any of said attorneys-in-fact and agents deems necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, the securities or Blue Sky laws of any State or other governmental subdivision, and the rules and regulation of the New York Stock Exchange giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as I might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that my said attorneys-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

July 2, 2004 Date	/s/ David G. Scholey David G. Scholey

POWER OF ATTORNEY

     I, the undersigned, hereby constitute and appoint John D. Finnegan, Henry G. Gulick and Douglas A. Nordstrom, and each of them, with full power to act without the others, as my true and lawful attorney-in-fact and agent, in my name, place and stead to execute on my behalf, as a director of The Chubb Corporation (the “Company”), the Registration Statement of the Company on Form S-8 (the “Registration Statement”) for the registration of shares of the Company’s common stock, par value $1.00 per share (“Common Stock”), in connection with The Chubb Corporation Long-Term Stock Incentive Plan (2004) and The Chubb Corporation Long-Term Stock Incentive Plan For Non-Employee Directors (2004), and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the “SEC”) pursuant to the Securities Act of 1933 (the “Act”), and any and all other instruments which any of said attorneys-in-fact and agents deems necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, the securities or Blue Sky laws of any State or other governmental subdivision, and the rules and regulation of the New York Stock Exchange giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as I might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that my said attorneys-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

July 2, 2004 Date	/s/ Lawrence M. Small Lawrence M. Small

POWER OF ATTORNEY

     I, the undersigned, hereby constitute and appoint John D. Finnegan, Henry G. Gulick and Douglas A. Nordstrom, and each of them, with full power to act without the others, as my true and lawful attorney-in-fact and agent, in my name, place and stead to execute on my behalf, as a director of The Chubb Corporation (the “Company”), the Registration Statement of the Company on Form S-8 (the “Registration Statement”) for the registration of shares of the Company’s common stock, par value $1.00 per share (“Common Stock”), in connection with The Chubb Corporation Long-Term Stock Incentive Plan (2004) and The Chubb Corporation Long-Term Stock Incentive Plan For Non-Employee Directors (2004), and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the “SEC”) pursuant to the Securities Act of 1933 (the “Act”), and any and all other instruments which any of said attorneys-in-fact and agents deems necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, the securities or Blue Sky laws of any State or other governmental subdivision, and the rules and regulation of the New York Stock Exchange giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as I might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that my said attorneys-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

July 2, 2004 Date	/s/ Daniel E. Somers Daniel E. Somers

POWER OF ATTORNEY

     I, the undersigned, hereby constitute and appoint John D. Finnegan, Henry G. Gulick and Douglas A. Nordstrom, and each of them, with full power to act without the others, as my true and lawful attorney-in-fact and agent, in my name, place and stead to execute on my behalf, as a director of The Chubb Corporation (the “Company”), the Registration Statement of the Company on Form S-8 (the “Registration Statement”) for the registration of shares of the Company’s common stock, par value $1.00 per share (“Common Stock”), in connection with The Chubb Corporation Long-Term Stock Incentive Plan (2004) and The Chubb Corporation Long-Term Stock Incentive Plan For Non-Employee Directors (2004), and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the “SEC”) pursuant to the Securities Act of 1933 (the “Act”), and any and all other instruments which any of said attorneys-in-fact and agents deems necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, the securities or Blue Sky laws of any State or other governmental subdivision, and the rules and regulation of the New York Stock Exchange giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as I might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that my said attorneys-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

July 2, 2004 Date	/s/ James M. Zimmerman James M. Zimmerman

POWER OF ATTORNEY

     I, the undersigned, hereby constitute and appoint John D. Finnegan, Henry G. Gulick and Douglas A. Nordstrom, and each of them, with full power to act without the others, as my true and lawful attorney-in-fact and agent, in my name, place and stead to execute on my behalf, as a director of The Chubb Corporation (the “Company”), the Registration Statement of the Company on Form S-8 (the “Registration Statement”) for the registration of shares of the Company’s common stock, par value $1.00 per share (“Common Stock”), in connection with The Chubb Corporation Long-Term Stock Incentive Plan (2004) and The Chubb Corporation Long-Term Stock Incentive Plan For Non-Employee Directors (2004), and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the “SEC”) pursuant to the Securities Act of 1933 (the “Act”), and any and all other instruments which any of said attorneys-in-fact and agents deems necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, the securities or Blue Sky laws of any State or other governmental subdivision, and the rules and regulation of the New York Stock Exchange giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as I might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that my said attorneys-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

July 2, 2004 Date	/s/ Alfred W. Zollar Alfred W. Zollar